================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                _______________

                                   FORM 8-K
                                CURRENT REPORT
                    Pursuant to Section 13 Or 15(d) of the
                        Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): April 8, 2002



                     CABLE DESIGN TECHNOLOGIES CORPORATION
              (Exact name of registrant as specified in charter)




          Delaware                  001-12561                  36-3601505
     (State or other         (Commission File Number)         (IRS Employer
      jurisdiction of                                       Identification No.)
       incorporation)

                                 Foster Plaza 7
                               661 Andersen Drive
                              Pittsburgh, PA 15220
          (Address of Principal Executive Offices, including Zip Code)



                                 (412) 937-2300
              (Registrant's telephone number, including area code)



                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

================================================================================

Item 4.  Change in Registrant's Certifying Accountants.

On April 8, 2002, Cable Design Technologies Corporation ("CDT") dismissed its independent accountants, Arthur Andersen LLP ("Andersen"), as the principal accountant to audit CDT's financial statements and engaged Deloitte & Touche LLP ("Deloitte") as its new principal accountant. The change in principal accountants of CDT was recommended by CDT's Audit Committee and was approved by CDT's Board of Directors.

There has been no consultation during the past two years by CDT with Deloitte regarding the application of accounting principles or the type of audit opinion that might be rendered on CDT's financial statements. During the two fiscal years ended July 31, 2001 and the subsequent interim period through April 8, 2002, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Andersen, would have caused it to make reference to the subject matter of the disagreement in connection with its reports. Furthermore, Andersen's reports for the two most recently completed fiscal years did not contain any adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. In addition, no events required to be reported pursuant to Item 304(a)(1)(v) of Regulation S-K have occurred during the two most recently completed fiscal years or subsequent interim period through April 8, 2002.

CDT requested that Andersen furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made in this Form 8-K. A copy of this letter, dated April 9, 2002, is filed as
Exhibit 16.1 to this Form 8-K. A copy of the press release issued by CDT regarding the change in principal accountants is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

(c)      Exhibit Number     Description

         16.1 Letter from Arthur Andersen LLP dated April 9, 2002 to be filed with Securities and Exchange Commission with this document

         99.1               Press Release, dated April 11, 2002

                                  SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, CDT has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on April 11, 2002.

                                        Cable Design Technologies Corporation


                                            /s/ Charles B. Fromm
                                        -------------------------------------
Date: April 11, 2002                    By:  Charles B. Fromm
                                        Its: Vice President, General Counsel

                                  EXHIBIT INDEX


         Exhibit Number     Description

         16.1 Letter from Arthur Andersen LLP dated April 9, 2002 to be filed with Securities and Exchange Commission with this document

         99.1               Press Release, dated April 11, 2002